      As Filed with the Securities and Exchange Commission on June 15, 2000

                                                      Registration No. 333-34592
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                        POST-EFFECTIVE AMENDMENT NO. 1 ON
                                    FORM S-8
                                     TO THE
                             REGISTRATION STATEMENT
                                   ON FORM S-4
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           ---------------------------

                              GLOBAL CROSSING LTD.

             (Exact name of Registrant as specified in its charter)

             Bermuda                                    98-0189783
  (State or other jurisdiction           (I.R.S. Employer Identification Number)
 of incorporation or organization)


                                  Wessex House
                                 45 Reid Street
                             Hamilton HM12, Bermuda
                                 (441) 296-8600
    (Address, including zip code, of Registrant's principal executive office)

               IPC Communications, Inc. 1999 Stock Incentive Plan
                       IXnet, Inc. 1999 Stock Option Plan
                            (Full title of the Plan)

                                 CT Corporation
                            1633 Broadway, 23rd Floor
                            New York, New York 10019
                                 (212) 479-8200
  (Name, address, including zip code and telephone number, including area code, of agent for service)

                                   Copies to:

     D. Rhett Brandon, Esq.                          James C. Gorton, Esq.
  Caroline B. Gottschalk, Esq.                        Global Crossing Ltd.
   Simpson Thacher & Bartlett                        360 N. Crescent Drive
      425 Lexington Avenue                      Beverly Hills, California 90210
 New York, New York 10017-3954                           (310) 385-5200
         (212) 455-2000




 This Post-Effective Amendment covers shares of Common Stock, par value $.01 per share, of the Registrant originally registered on the Registration Statement on Form S-4 (the "Registration Statement") to which this Post-Effective Amendment is an amendment. The registration fees in respect of the securities registered hereby were paid at the time of the original filing of the Registration Statement.

      Pursuant to General Instruction E for registration statements on Form S-8, the contents of the Registration Statement on Form S-8 of Global Crossing Ltd., a Bermuda company, relating to the 1998 Global Crossing Stock Incentive Plan (the "Plan"), file number 333-68825, filed with the Securities and Exchange Commission on December 14, 1998, are incorporated herein by reference.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.   Plan Information*

Item 2.   Registrant Information and Employee Plan Annual Information*

* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Post-Effective Amendment in accordance with Rule 428 under the Securities Act of 1933, as amended, and Note to
      Part I of Form S-8.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.   Incorporation of Documents by Reference

      Not required to be filed with this Post-Effective Amendment pursuant to General Instruction E for registration statements on Form S-8.


Item 4.   Description of Securities

      Not required to be filed with this Post-Effective Amendment pursuant to General Instruction E for registration statements on Form S-8.


Item 5.   Interests of Named Experts and Counsel

      Not required to be filed with this Post-Effective Amendment pursuant to General Instruction E for registration statements on Form S-8.


Item 6.   Indemnification of Directors and Officers

      Not required to be filed with this Post-Effective Amendment pursuant to General Instruction E for registration statements on Form S-8.


Item 7.   Exemption from Registration Claimed

      Not applicable.


Item 8.   Exhibits

      The following exhibits are filed as part of this Post-Effective Amendment:

Exhibit
Number         Exhibit
------         -------

4.1 IPC Communications, Inc. 1999 Stock Incentive Plan (filed herewith).

4.2            IXnet, Inc. 1999 Stock Option Plan (filed herewith).

4.3 First Amendment to the IPC Communications, Inc. 1999 Stock Incentive Plan (filed herewith).

4.4 First Amendment to the IXnet, Inc. 1999 Stock Option Plan (filed herewith).

5.1 Opinion of Appleby, Spurling & Kempe (incorporated herein by reference to Exhibit 5.1 to the Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-4 (Registration No. 333-34592) filed on May 4, 2000).

23.1           Consent of Arthur Andersen (filed herewith).

23.2           Consent of Appleby, Spurling & Kempe (included in Exhibit 5.1).

24.1           Power of Attorney (incorporated herein by reference to Exhibit
               24.1 to the Registrant's Registration Statement on Form S-4 (Registration No. 333-34592) filed on April 12, 2000).

24.2 Power of Attorney for Thomas J. Casey, David L. Lee, Barry Porter, Eric Hippeau, Dean C. Kehler and Bruce Raben (incorporated herein by reference to Exhibit 24.2 to the Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-4 (Registration No. 333-34592) filed on May 4, 2000).


Item 9.    Undertakings

      Not required to be filed with this Post-Effective Amendment pursuant to General Instruction E for registration statements on Form S-8.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 14th day of June, 2000.

                                             GLOBAL CROSSING LTD.
                                                   (Registrant)


                                             By: /s/   LEO J. HINDERY, JR.
                                                ------------------------------
                                             Name: Leo J. Hindery, Jr.
                                             Title: Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment has been signed by the following persons in the capacities and on the dates indicated.


                   Signature                                             Title                                    Date
                   ---------                                             -----                                    ----
                       /*/                                Chairman of the Board and Director                 June 14, 2000
      --------------------------------------
                 Gary Winnick

                      /*/                               Co-Chairman of the Board and Director                June 14, 2000
      --------------------------------------
               Lodwrick M. Cook

                      /*/                                Chief Executive Officer and Director                June 14, 2000
      --------------------------------------
              Leo J. Hindery, Jr.


                      /*/                              Vice Chairman of the Board and Director               June 14, 2000
      --------------------------------------
                Thomas J. Casey

                      /*/                                              Director                              June 14, 2000
      --------------------------------------
                 David L. Lee

                      /*/                                              Director                              June 14, 2000
      --------------------------------------
                 Barry Porter


                      /*/                             Chief Financial Officer (principal financial           June 14, 2000
      --------------------------------------           officer and principal accounting officer)
                 Dan J. Cohrs


                      /*/                                              Director                              June 14, 2000
      --------------------------------------
               Robert Annunziata

                      /*/                                              Director                              June 14, 2000
      --------------------------------------
                 Jay R. Bloom

                      /*/                                              Director                              June 14, 2000
      --------------------------------------
               Joseph P. Clayton

                      /*/                                              Director                              June 14, 2000
      --------------------------------------
            William E. Conway, Jr.

                      /*/                                              Director                              June 14, 2000
      --------------------------------------
             Canning Fok Kin-ning

                      /*/                                              Director                              June 14, 2000
      --------------------------------------
                 Eric Hippeau

                      /*/                                              Director                              June 14, 2000
      --------------------------------------
                Dean C. Kehler

                      /*/                                              Director                              June 14, 2000
      --------------------------------------
              Geoffrey J.W. Kent

                      /*/                                              Director                              June 14, 2000
      --------------------------------------
            Douglas H. McCorkindale

                      /*/                                              Director                              June 14, 2000
      --------------------------------------
              Joseph F. McDonald

                      /*/                                              Director                              June 14, 2000
      --------------------------------------
                  Bruce Raben

                      /*/                                              Director                              June 14, 2000
      --------------------------------------
                Jack M. Scanlon


                      /*/                                              Director                              June 14, 2000
      --------------------------------------
               Michael R. Steed

*  By Power of Attorney



              /s/ JAMES C. GORTON                                  Attorney-in-Fact                          June 14, 2000
      --------------------------------------
                James C. Gorton



                                INDEX TO EXHIBITS


Exhibit
Number                                       Exhibit
------                                       -------

4.1 IPC Communications, Inc. 1999 Stock Incentive Plan (filed herewith).

4.2            IXnet, Inc. 1999 Stock Option Plan (filed herewith).

4.3 First Amendment to the IPC Communications, Inc. 1999 Stock Incentive Plan (filed herewith).

4.4 First Amendment to the IXnet, Inc. 1999 Stock Option Plan (filed herewith).

5.1 Opinion of Appleby, Spurling & Kempe (incorporated herein by reference to Exhibit 5.1 to the Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-4 (Registration No. 333-34592) filed on May 4, 2000).

23.1           Consent of Arthur Andersen (filed herewith).

23.2           Consent of Appleby, Spurling & Kempe (included in Exhibit 5.1).

24.1           Power of Attorney (incorporated herein by reference to Exhibit
               24.1 to the Registrant's Registration Statement on Form S-4 (Registration No. 333-34592) filed on April 12, 2000).

24.2 Power of Attorney for Thomas J. Casey, David L. Lee, Barry Porter, Eric Hippeau, Dean C. Kehler and Bruce Raben (incorporated herein by reference to Exhibit 24.2 to the Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-4 (Registration No. 333-34592) filed on May 4, 2000).